Exhibit 99.1

ACQUIRED INCRELEX® PRODUCT

ABBREVIATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 AND 2022 AND FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022 (Audited)

AS OF SEPTEMBER 30, 2024 (Unaudited) AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024 AND 2023 (Unaudited)

ACQUIRED INCRELEX® INDEX TO ABBREVIATED FINANCIAL STATEMENTS

Report of Independent Certified Public Accountants	1
Abbreviated Financial Statements:
Statements of Assets Acquired as of December 31, 2023 and 2022 (Audited) and as of September 30, 2024 (Unaudited)	3
Statements of Revenues and Direct Expenses for the years ended December 31, 2024 and 2023 (Audited) and for the nine months ended September 30, 2024 and 2023	4
Notes to Abbreviated Financial Statements	5

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors

Eton Pharmaceuticals, Inc.

Opinion

We have audited the abbreviated financial statements of the Acquired Increlex® Product (the “Product Line”), which comprise the statements of assets acquired as of December 31, 2023 and 2022, and the related statements of revenues and direct expenses for the years then ended December 31, 2023 and 2022, and the related notes to the financial statements.

In our opinion, the accompanying abbreviated financial statements present fairly, in all material respects, the statement of assets acquired as of December 31, 2023 and 2022, and the related statement of revenues and direct expenses for the years ended December 31, 2023 and 2022, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of a matter

As described in Note 1, the accompanying abbreviated financial statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in an amendment to a Form 8-K to be filed by Eton Pharmaceuticals, Inc. and are not intended to be a complete presentation of assets, liabilities, revenues and expenses of the Product Line. Our opinion is not modified with respect to this matter.

Basis for opinion

We conducted our audits of the abbreviated financial statements in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Product Line and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the abbreviated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of abbreviated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the abbreviated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Product Line’s ability to continue as a going concern for one year after the date the abbreviated financial statements are issued.

Auditor’s responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the abbreviated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the abbreviated financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgement and maintain professional skepticism throughout the audit.

●	Identify and asses the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures including examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Product Line's internal control.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the abbreviated financial statements.

●	Conclude whether, in our judgement, there are conditions or events, considered in the aggregate, that raise doubt about the Product Line's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

GRANT THORNTON LLP

Chicago, Illinois

November 18, 2025

ACQUIRED INCRELEX® PRODUCT

ABBREVIATED FINANCIAL STATEMENTS

STATEMENT OF ASSETS ACQUIRED

(USD In thousands)

	December 31,		September 30
	2023	2022	2024
Assets			(Unaudited)
Current assets:
Inventories, net	$13,933	$20,369	$21,309
Total current assets	13,933	20,369	21,309

Total assets acquired	$13,933	$20,369	$21,309

The accompanying notes are an integral part of these abbreviated financial statements.

ACQUIRED INCRELEX® PRODUCT

ABBREVIATED FINANCIAL STATEMENTS

STATEMENT OF REVENUES AND DIRECT EXPENSES

(USD In thousands)

	For the years ended		Nine months ended
	December 31, 2023	December 31, 2022	September 30, 2024	September 30, 2023
			(Unaudited)
Net sales	$18,739	$15,130	$13,027	$13,860
Direct costs and operating expenses:
Cost of sales	8,835	9,303	5,415	5,930
Research and development expenses	1,525	1,750	833	1,104
Selling, general and administrative expenses	4,517	11,057	2,719	3,375
Total direct costs and operating expenses	14,877	22,110	8,967	10,409
Net sales in excess (deficit) of direct costs and operating expenses	$3,862	$(6,980)	$4,060	$3,451

The accompanying notes are an integral part of these abbreviated financial statements.

ACQUIRED INCRELEX® PRODUCT

ABBREVIATED FINANCIAL STATEMENTS

NOTES TO ABBREVIATED FINANCIAL STATEMENTS

1. Nature of the Business and Basis of Presentation

Description of the Transaction

On October 2, 2024, Eton Pharmaceuticals, Inc. (the "Company or Eton") and Ipsen Biopharmaceuticals, Inc. (“Ipsen”), a subsidiary of Ipsen S.A., entered into an Asset Purchase Agreement (the “Acquired INCRELEX® Product”), whereby the Company agreed to acquire Increlex® (mecasermin injection) from Ipsen. Increlex® is a biologic product used to treat children and adolescents from two-to 18-years-old who suffer from severe primary insulin-like growth factor 1 deficiency (SPIGFD). The primary reason for the Increlex® product acquisition was due to the Company’s expertise and strong relationships in pediatric endocrinology in addition to leveraging the Company’s existing sales team to increase awareness of SPIGFD.

Under the terms of the Acquired INCRELEX® Product, the Company acquired Increlex® for $22,500 at closing, plus an additional $7,500 for product inventory. The Company will also make payments to Ipsen of $2,500 on each of the first and second anniversaries of closing. In addition, the Company will be obligated to purchase additional inventory over 30 months, in an amount not to exceed €15,000. The Company also entered into an amendment to its existing credit agreement with SWK Holdings Corporation (“SWK”) that was contingent upon the closing of the Purchase Agreement. Under the terms of the amendment, the Company expanded its existing credit facility by $25,700 to $30,000, extended the facility’s maturity to three years from closing, and reduced the facility’s annual interest rate to Secured Overnight Financing Rate (“SOFR”) plus 6.75%. In connection with the closing of Purchase Agreement, the Company issued a warrant to the lender for the purchase of up to 289,736 shares of common stock at a price of $5.32 per share. On December 19, 2024, the Company completed the acquisition of Increlex®.

The Company determined that the asset purchase agreement met the definition of a business under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 805, Business Combinations (“ASC 805”); therefore, the Company accounted for the Acquired INCRELEX® Product as a business combination and applied the acquisition method of accounting.

Basis of Presentation

The accompanying abbreviated financial statements, which consist of the statements of assets acquired as of December 31, 2023 and 2022 and September 30, 2024 and related statements of revenues and direct expenses for the years ended December 31, 2023 and 2022 and for the nine months ended September 30, 2024 and 2023, and the related notes thereto will henceforth be collectively referred to as the "Abbreviated Financial Statements". The Abbreviated Financial Statements were prepared for the purpose of complying with the requirements of Rule 3-05 of the U.S. Securities Exchange Commission Regulation S-X and present the assets acquired and liabilities assumed and the related revenues and direct expenses of the Acquired Increlex® Product. The Abbreviated Financial Statements are prepared in accordance with accounting principles generally accepted in the United States of America and are unaudited with respect to the accompanying financial statements as of September 30, 2024 and for the nine months ended September 30, 2024 and 2023.

INCRELEX® was not a separate legal entity, subsidiary, or operating segment of Ipsen; it was a fully integrated part of Ipsen's consolidated business and operations and did not represent a substantial portion of Ipsen's assets and liabilities. It is impracticable to prepare complete financial statements related to INCRELEX as Ipsen has not accounted for INCRELEX® on a stand-alone basis or as a separate division or subsidiary, nor has Ipsen maintained the distinct and separate books and records necessary to prepare full stand-alone or carve-out financial statements. As a result, the statements of revenues and direct expenses were derived from the operating activities directly attributable to INCRELEX® from Ipsen's books and records and contain certain estimates and allocation methodologies. Although management is unable to determine all of the actual costs, expenses and resulting operating results associated with the Acquired INCRELEX® Product, it considers the allocation of such items to be reasonable for the periods presented. However, the revenues and direct expenses of INCRELEX® may differ from the results that would have been achieved had INCRELEX® operated as a separate entity and may not necessarily reflect the assets and liabilities or revenues and expenses of INCRELEX® on a stand-alone basis in the future.

In addition, and as described further in Note 2, the statements of revenues and direct expenses exclude corporate overhead costs borne by Ipsen to support INCRELEX. As such, the statements are not indicative of the future results of INCRELEX® as they omit various operating expenses that the Company will incur to operate the Acquired INCRELEX® Product in the future.

2. Corporate Overhead Accounting Consideration

Ipsen performs certain functions for Increlex®, but not limited to, corporate management, certain legal services, administration of insurance, regulatory and compliance, treasury, information systems, finance, corporate income tax administration, facilities and other corporate expenses.

The costs of these functions historically have not been allocated to its products, and are not directly attributable or specifically identifiable to Increlex®, and therefore, are not included in the Abbreviated Financial Statements. Income taxes and interest expenses have not been included in the accompanying statements as these expenses are not specifically attributable to Increlex®.

3. Summary of Significant Accounting Policies

Use of Estimates

The preparation of the Abbreviated Financial Statements requires management to make estimates and assumptions that affect the reported amounts of direct assets and liabilities at the date of the statements of assets acquired and the reported amounts of revenues and direct expenses during the reporting periods. Significant estimates and assumptions reflected in these Abbreviated Financial Statements relate to inventory valuation and the allocation of certain operating expenses. Actual results could differ from the estimates and assumptions used in preparing these Abbreviated Financial Statements.

Revenue Recognition

Increlex revenues correspond to the sales of pharmaceuticals products. Revenue is recognized when control of the goods is transferred to the customer. Revenue is recorded for the amount expected to be received:

o

Sales of pharmaceuticals products are recognized when transfer of control occurs; in most agreements, when products are physically transferred (delivery), in accordance with the delivery and acceptance terms agreed upon with the customer. In the case when the agreement is a consignment agreement, the sale is recognized on the date control is transferred to the end-customer ;

o

Sales are recorded and presented net of returns, rebates and discounts granted to customers as well as certain payments due to public health authorities determined based on sales. Rebates and discounts are recognized at the same time as the sales and are identified as being a variable pricing element.

Inventory

Inventories are measured at the lower of cost and net realizable value. The internal cost price is determined using the weighted average cost method. Net realizable value is the estimated sales price in the normal course of business, less the estimated costs necessary to make the sale.

The cost of finished goods includes all purchasing costs, transformation costs and other costs incurred to ship inventories to their present location and in their current condition.

Customer Concentration

Significant customers are those which Increlex® had customers that individually represented 10% or more of its revenue. The percentage of revenue from significant customers is as follows:

	For the years ended		Nine months ended
	December 31, 2023	December 31, 2022	September 30, 2024	September 30, 2023
			(Unaudited)
Customer A	11.6%	11.6%	N/A	11.2%
Customer B	44.1%	36.5%	41.4%	43.9%
Customer C	12.3%	16.2%	15.4%	12.1%

4. Inventory

Inventories are stated at standard cost, adjusted for capitalized manufacturing variances based on inventory turnover. Inventories are presented net of write-downs for excess, obsolete, or non-usable items, including products with less than six months of remaining shelf life or those identified as blocked or quarantined:

	December 31,		September 30
	2023	2022	2024
			(Unaudited)
Raw materials	$1,015	$4,200	$8,135
Semi-finished goods	8,190	10,571	9,805
Finished goods	4,728	5,598	3,369
Inventory, net	$13,933	$20,369	$21,309

5. Commitments and Contingencies

There are no claims or disputes pending in relation with Increlex.

6. Subsequent Events

The Company has evaluated subsequent events through November 18, 2025, the date on which these Abbreviated Financial Statements were available to be issued, and is not aware of any items that would require adjustment to or disclosure in these Abbreviated Financial Statements and related notes, with the exception of the Acquired INCRELEX® Product, as previously described in Note 1.